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                                                                    EXHIBIT 99.2


                        CERTIFICATION OF PERIODIC REPORT
                  GALESBURG HOURLY EMPLOYEE SAVINGS TRUST PLAN


I, Barbara B. Bridger, Vice President-Human Resources of Butler Manufacturing Company, and member of the Administrative Committee of the Plan certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1) The Plan's Annual Report on Form 11-K for the year ended December 31, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Plan.





June 30, 2003                                          /s/ Barbara B. Bridger
-------------                                          ----------------------
Dated                                                  Barbara B. Bridger
                                                       Vice President - Human
                                                          Resources